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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 15, 2001


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                  (201)393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)







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Item 9. Regulation FD Disclosure.

Kenneth W. Freeman, Chairman and Chief Executive Officer of Quest Diagnostics Incorporated (the "Company"), is scheduled to speak at S.G. Cowen's 21st Annual Health Care Conference on March 15, 2001 at the Marriott Copley Place Hotel in Boston. To comply with the Securities and Exchange Commission's Regulation FD, the Company is filing this report to update all investors on its outlook.

Mr. Freeman will report the following: "Our outlook remains unchanged from the guidance we offered on our Fourth Quarter 2000 financial conference call on January 30, 2001. We remain comfortable with the consensus of analyst expectations for first quarter earnings of $0.63 cents per diluted share, as reported by First Call. We continue to expect full year earnings per diluted share to grow approximately 40% from last year, to between $3.10 and $3.20."

The statements in this report which are not historical facts or information may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. Certain of these risks and uncertainties are listed in the Quest Diagnostics Incorporated 1999 Form 10-K and subsequent filings.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            March 15, 2001

                                            QUEST DIAGNOSTICS INCORPORATED



                                            By: Robert A. Hagemann
                                                ________________________________
                                                Robert A. Hagemann
                                                Corporate Vice President and
                                                Chief Financial Officer